                                                                EXHIBIT h(23)(d)

                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT


         The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware corporation, MetLife Investors Insurance Company (formerly Cova Financial Services Life Insurance Company), a Missouri life insurance company and Cova Life Sales Company, Inc., is hereby amended as follows:

         It is agreed that effective March 22, 2001, MetLife Investors Distribution Company will assume the duties and responsibilities as principal underwriter of the contracts and become a party to this agreement in place of Cova Life Sales Company.


         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

     FUNDS AVAILABLE UNDER THE                         SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE
             POLICIES                                 UTILIZING THE FUNDS                       SEPARATE ACCOUNTS
     -------------------------                        -------------------                   -----------------------
AIM V.I. Capital Appreciation Fund          MetLife Investors Variable Annuity          o        CONTRACT FORM #XL-407
AIM V.I. International Equity Fund          Account One                                 o        CONTRACT FORM #XL-617
AIM V.I. Value Fund                         MetLife Investors Variable Life Account     o        CONTRACT FORM #CL-407
                                            One                                         o        CONTRACT FORM #CL-617
                                                                                        o        CONTRACT FORM #CL-1020
                                                                                        o        CONTRACT FORM #CL-4155
                                                                                        o        CONTRACT FORM #CLP001
                                                                                        o        CONTRACT FORM #CLP002
                                                                                        o        CONTRACT FORM #7010

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   February 12, 2001



                                              AIM VARIABLE INSURANCE FUNDS



Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        ------------------------------            ------------------------------
Name:   P. Michelle Grace                     Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President


(SEAL)


                                              A I M DISTRIBUTORS, INC.



Attest: /s/ P. MICHELLE GRACE                 By: /s/ MICHAEL J. CEMO
        ------------------------------            ------------------------------
Name:   P. Michelle Grace                     Name:  Michael J. Cemo
Title:  Assistant Secretary                   Title: President



(SEAL)

                                             METLIFE INVESTORS INSURANCE COMPANY


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


                                             COVA LIFE SALES COMPANY, INC.


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


                                             METLIFE INVESTORS DISTRIBUTION
                                             COMPANY


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


                                  Page 2 of 2